                                                                   EXHIBIT 99.1


         WESTERN WIRELESS ANNOUNCES THIRD QUARTER 2001 FINANCIAL RESULTS

    - NET SUBSCRIBER ADDITIONS OF 41,000, IMPROVED CHURN HIGHLIGHT RESULTS -


        BELLEVUE, Wash. (November 7, 2001) -- Western Wireless Corporation (NASDAQ: WWCA), a leading provider of communication services to rural America, announced today its financial and operating results for the quarter ended September 30, 2001.

        "In the third quarter we began to realize the many benefits of the technical and operational initiatives we launched in 2000 and earlier this year. As a result of these initiatives, Western Wireless is extraordinarily well positioned for continued success in 2002 and beyond," said John W. Stanton, chairman and chief executive officer of Western Wireless. "Domestically, we made tremendous progress on our digital conversion and other upgrades to our technical system during the quarter. Western Wireless International completed its first quarter of operations in Austria and continued to expand network coverage and significantly increase the customer base in Ireland while continuing to deliver record performance in our other properties."

        DOMESTIC RESULTS

        Mikal Thomsen, president and chief operating officer of Western Wireless stated, "Our customers are very pleased with the quality of our digital network and we are now selling digital phones in all of our metropolitan markets. We are confident this investment in our network contributed to increased customer satisfaction and reduced churn."

        During the third quarter of 2001, subscribers increased by 41,000, to 1,157,500. Service revenues increased to $221.7 million. EBITDA for the quarter was $85.5 million. Capital expenditures were $62.0 million.

        WESTERN WIRELESS INTERNATIONAL

        Western Wireless International (WWI) operating companies added 383,700 customers in nine countries, to end the quarter with approximately 1.3 million total customers. On a proportionate basis, WWI added 292,400 customers during the quarter, to end the quarter with 544,600 proportionate customers. Customers for consolidated WWI companies at the end of the quarter totaled 445,300. This is the first quarter that the Company consolidated the results of operation of its new Austrian subsidiary, tele.ring. International consolidated EBITDA loss was

$35.7 million and capital expenditures were $31.0 million. WWI operating companies held an interest in international licenses in 10 countries at the end of the third quarter.

TOTAL COMPANY RESULTS

        The Company reported revenues of $297.8 million for the quarter, up 35% over the same quarter a year ago. Net loss for the quarter was $66.8 million, a loss of $.85 per basic share for the quarter. Capital expenditures were $93 million for the quarter.

CONFERENCE CALL

        On November 7, at 1:30 PM PST, a conference call will be held to discuss the third quarter operating and financial results. Investors can access Western Wireless' earnings conference call and replay by accessing the company's website at www.wwireless.com/investor/investor.htm. Dial-up number for the call is 888/413-1963 and the access code is 19883871. A separate dial-up replay number is available from 3:45 PM PST until the close of business on Wednesday, November 14, 2001. The replay number is 800/633-8284 and the access code is 19883871.

        Located in Bellevue, Wash., Western Wireless Corp. is a leading provider of wireless communications services in the western United States and abroad. It currently offers cellular service marketed under the Cellular One(R)name in 19 western states. Through its subsidiaries, Western Wireless is licensed to offer wireless service in 10 countries.



FOR FURTHER INFORMATION CONTACT:

Investment Community:                        Media:
Steve Winslow                                John Snyder
Western Wireless Corporation                 Snyder Investor Relations

(800) 261-5960                               (206) 262-0291
steve.winslow@wwireless.com                  jsnyder@snyderir.com

                          WESTERN WIRELESS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                  (Dollars in thousands, except per share data)
                                    Unaudited



                                                                      Three months ended                Nine months ended
                                                                          September 30,                    September 30,
                                                                 -----------------------------     -----------------------------
                                                                     2001             2000             2001              2000
                                                                 ------------     ------------     ------------     ------------
Revenues:
    Subscriber revenues                                          $    200,135     $    146,565     $    531,775     $    405,286
    Roamer revenues                                                    63,435           62,825          194,471          161,977
    Fixed line revenues                                                14,104              577           14,485            1,130
    Equipment sales and other revenues                                 20,163           10,680           46,142           29,443
                                                                 ------------     ------------     ------------     ------------
       Total revenues                                                 297,837          220,647          786,873          597,836
                                                                 ------------     ------------     ------------     ------------

Operating expenses:
    Cost of service                                                    93,221           49,745          207,750          128,894
    Cost of equipment sales                                            32,925           11,631           70,056           31,858
    General and administrative                                         64,573           40,509          168,086          117,138
    Sales and marketing                                                57,319           32,780          138,890           90,786
    Depreciation and amortization                                      57,420           30,956          152,724           90,875
    Stock based compensation                                            4,089            8,125           16,336           16,625
                                                                 ------------     ------------     ------------     ------------
       Total operating expenses                                       309,547          173,746          753,842          476,176
                                                                 ------------     ------------     ------------     ------------
Operating income (loss)                                               (11,710)          46,901           33,031          121,660
                                                                 ------------     ------------     ------------     ------------

Other income (expense):
    Interest and financing expense, net                               (42,688)         (42,989)        (125,606)        (108,654)
    Equity in net income (loss) of unconsolidated  affiliates           1,055             (482)          (1,357)            (968)
    Other, net                                                        (18,746)             258          (19,036)            (641)
                                                                 ------------     ------------     ------------     ------------
       Total other expense                                            (60,379)         (43,213)        (145,999)        (110,263)
                                                                 ------------     ------------     ------------     ------------

Minority interest in consolidated subsidiaries                          5,331              838           14,879            1,183
                                                                 ------------     ------------     ------------     ------------
Net income (loss) before extraordinary item
    and cumulative change in accounting principle                     (66,758)           4,526          (98,089)          12,580
                                                                 ------------     ------------     ------------     ------------
Extraordinary loss on early extinguishment of debt                                                                      (12,377)
                                                                                                                    ------------
Cumulative change in accounting principle                                                                (5,580)
                                                                                                   ------------

       Net income (loss)                                         $    (66,758)    $      4,526     $   (103,669)    $        203
                                                                 ============     ============     ============     ============

Basic income (loss) per share:

    Before extraordinary item and cumulative change
       in accounting principle                                          (0.85)            0.06            (1.25)            0.16
    Extraordinary loss on early extinguishment of debt                                                                     (0.16)
    Cumulative change in accounting principle                                                             (0.07)
                                                                 ------------     ------------     ------------     ------------
Basic income (loss) per share                                    $      (0.85)    $       0.06     $      (1.32)    $       0.00
                                                                 ============     ============     ============     ============

Diluted income (loss) per share:
    Before extraordinary item and cumulative change
       in accounting principle                                          (0.85)            0.06            (1.25)            0.16
    Extraordinary loss on early extinguishment of debt                                                                     (0.16)
    Cumulative change in accounting principle                                                             (0.07)
                                                                 ------------     ------------     ------------     ------------
Diluted income (loss) per share                                  $      (0.85)    $       0.06     $      (1.32)    $       0.00
                                                                 ============     ============     ============     ============

Weighted average shares outstanding:

    Basic                                                          78,714,000       77,956,000       78,564,000       77,845,000
                                                                 ============     ============     ============     ============
    Diluted                                                        78,714,000       80,360,000       78,564,000       80,320,000
                                                                 ============     ============     ============     ============

                          WESTERN WIRELESS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                             (Dollars in thousands)
                                   (Unaudited)


                                                  Three months ended September 30, 2001     Three months ended September 30, 2000
                                                  -------------------------------------     -------------------------------------
                                                  Domestic    International  Consolidated   Domestic    International  Consolidated
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Revenues:                                                                                                        (2)
    Subscriber revenues                           $ 157,093     $  43,042     $ 200,135     $ 144,374     $   2,191     $ 146,565
    Roamer revenues                                  60,228         3,207        63,435        62,825                      62,825
    Fixed line revenues                                            14,104        14,104                         577           577
    Equipment sales and other revenues               14,575         5,588        20,163         9,340         1,340        10,680
                                                  ---------     ---------     ---------     ---------     ---------     ---------
       Total revenues                               231,896        65,941       297,837       216,539         4,108       220,647
                                                  ---------     ---------     ---------     ---------     ---------     ---------

Operating expenses:
    Cost of service                                  48,648        44,573        93,221        48,075         1,670        49,745
    Cost of equipment sales                          23,400         9,525        32,925        11,353           278        11,631
    General and administrative                       42,049        22,524        64,573        36,092         4,417        40,509
    Sales and marketing                              32,319        25,000        57,319        32,248           532        32,780
    Depreciation and amortization                    50,621         6,799        57,420        29,918         1,038        30,956
    Stock based compensation                          1,325         2,764         4,089         2,928         5,197         8,125
                                                  ---------     ---------     ---------     ---------     ---------     ---------
       Total operating expenses                     198,362       111,185       309,547       160,614        13,132       173,746
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Operating income (loss)                              33,534       (45,244)      (11,710)       55,925        (9,024)       46,901
                                                  ---------     ---------     ---------     ---------     ---------     ---------

Other income (expense):
    Interest and financing expense, net             (34,398)       (8,290)      (42,688)      (37,429)       (5,560)      (42,989)
    Equity in net income (loss)
      of unconsolidated affiliates                     (197)        1,252         1,055           340          (822)         (482)
    Other, net                                      (15,102)       (3,644)      (18,746)          307           (49)          258
                                                  ---------     ---------     ---------     ---------     ---------     ---------
       Total other expense                          (49,697)      (10,682)      (60,379)      (36,782)       (6,431)      (43,213)
                                                  ---------     ---------     ---------     ---------     ---------     ---------

Minority interest in consolidated subsidiaries                      5,331         5,331                         838           838
                                                                ---------     ---------                   ---------     ---------
       Net income (loss)                          $ (16,163)    $ (50,595)    $ (66,758)    $  19,143     $ (14,617)    $   4,526
                                                  =========     =========     =========     =========     =========     =========


EBITDA (1)                                        $  85,480     $ (35,681)    $  49,799     $  88,771     $  (2,789)    $  85,982
                                                  =========     =========     =========     =========     =========     =========


(1) EBITDA represents operating income before depreciation, amortization and stock based compensation.

(2) In the current quarter, international revenues have been classified into their respective components. Prior periods have been reclassified to conform to this presentation.

                          WESTERN WIRELESS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                             (Dollars in thousands)
                                   (Unaudited)


                                                     Nine months ended September 30, 2001   Nine months ended September 30, 2000
                                                     -------------------------------------  ------------------------------------
                                                      Domestic  International Consolidated  Domestic   International Consolidated
                                                     ---------  ------------- ------------  ---------  ------------- ------------
Revenues:                                                                (2)                                    (2)
    Subscriber revenues                              $ 467,182    $  64,593    $ 531,775    $ 400,837    $   4,449    $ 405,286
    Roamer revenues                                    189,941        4,530      194,471      161,977                   161,977
    Fixed line revenues                                              14,485       14,485                     1,130        1,130
    Equipment sales and other revenues                  34,111       12,031       46,142       25,726        3,717       29,443
                                                     ---------    ---------    ---------    ---------    ---------    ---------
       Total revenues                                  691,234       95,639      786,873      588,540        9,296      597,836
                                                     ---------    ---------    ---------    ---------    ---------    ---------

Operating expenses:
    Cost of service                                    145,832       61,918      207,750      125,522        3,372      128,894
    Cost of equipment sales                             52,544       17,512       70,056       31,321          537       31,858
    General and administrative                         126,779       41,307      168,086      107,217        9,921      117,138
    Sales and marketing                                 94,627       44,263      138,890       89,834          952       90,786
    Depreciation and amortization                      135,213       17,511      152,724       88,676        2,199       90,875
    Stock based compensation                             3,701       12,635       16,336        7,242        9,383       16,625
                                                     ---------    ---------    ---------    ---------    ---------    ---------
       Total operating expenses                        558,696      195,146      753,842      449,812       26,364      476,176
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Operating income (loss)                                132,538      (99,507)      33,031      138,728      (17,068)     121,660
                                                     ---------    ---------    ---------    ---------    ---------    ---------

Other income (expense):
    Interest and financing expense, net               (107,302)     (18,304)    (125,606)    (100,995)      (7,659)    (108,654)
    Equity in net income (loss) of
      unconsolidated affiliates                            570       (1,927)      (1,357)         618       (1,586)        (968)
    Other, net                                         (14,486)      (4,550)     (19,036)        (377)        (264)        (641)
                                                     ---------    ---------    ---------    ---------    ---------    ---------
       Total other expense                            (121,218)     (24,781)    (145,999)    (100,754)      (9,509)    (110,263)
                                                     ---------    ---------    ---------    ---------    ---------    ---------

Minority interest in consolidated subsidiaries                       14,879       14,879                     1,183        1,183
                                                                  ---------    ---------                 ---------    ---------
Net income (loss) before extraordinary item
    and cumulative change in accounting principle       11,320     (109,409)     (98,089)      37,974      (25,394)      12,580
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Extraordinary loss on early extinguishment of debt                                            (12,377)                  (12,377)
                                                                                            ---------                 ---------
Cumulative change in accounting principle               (6,600)       1,020       (5,580)
                                                     ---------    ---------    ---------
       Net income (loss)                             $   4,720    $(108,389)   $(103,669)   $  25,597    $ (25,394)   $     203
                                                     =========    =========    =========    =========    =========    =========

EBITDA(1)                                            $ 271,452    $ (69,361)   $ 202,091    $ 234,646    $  (5,486)   $ 229,160
                                                     =========    =========    =========    =========    =========    =========

(1) EBITDA represents operating income before depreciation, amortization and stock based compensation.

(2) In the current quarter, international revenues have been classified into their respective components. Prior periods have been reclassified to conform to this presentation.